THE ROGÉ SELECT OPPORTUNITIES FUND

(a series of Rogé Partners Funds)

Supplement dated November 21, 2008

To the Prospectus dated November 1, 2008

The Board of Trustees of The Rogé Select Opportunities Fund (the “Fund”), a separate series of the Rogé Partners Funds, has concluded that due to the relative small asset size of the Fund, it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund immediately, and redeem all outstanding shares, as of December 1, 2008.

Prior to December 1, 2008, you may redeem your shares in accordance with the “Redemptions” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gain.  Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO DECEMBER 1, 2008, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-888-800-ROGE.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated November 1, 2008, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated November 1, 2008 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-888-800-ROGE.